EXHIBIT 99
                                                                      ----------

                                  CERTIFICATION

         To my knowledge, this Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and the results of operation of First Mutual Bancshares.




                                   By: /s/ John R. Valaas
                                       -----------------------------------------
                                       John R. Valaas, Chief Executive Officer



                                   By: /s/ Roger A. Mandery
                                       -----------------------------------------
                                       Roger A. Mandery, Chief Financial Officer